U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 10, 2004



                         TIDELANDS OIL & GAS CORPORATION
                         -------------------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                        0-29613                      66-0549380
----------------------         ------------------             ------------------
State of Incorporation         Commission File No.            I.R.S. Employer
                                                              Identification No.

1862 West Bitters Rd. San Antonio, TX                      78248
-----------------------------------------            ------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number,(   210     )     764       -      8642
                               -----------  -------------    -----------



                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT and
Item 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     On November 1, 2004, through our subsidiary, Sonterra Energy Corporation, we entered into an Asset Purchase and Sale Agreement with Oneok Propane
Distribution   Company,   a  division  of  ONEOK  Propane  Company,  a  Delaware
corporation. We purchased the assets of this division for Two Million ($2,000,000). The assets consist of propane distribution systems, including gas mains, yard lines, meters and storage tanks, serving the following residential subdivisions in the Austin, Texas area:

Austin's Colony Phase II
Costa Bella
Jacarandas
Lake Pointe
La Ventana
Lakewinds Estates
Northshore on Lake Travis Phase I
Riverbend
Rob Roy Rim
Senna Hills
Sterling Acres
The Point
The Preserve at Barton Creek

     The propane distribution system is comprised of approximately 25 miles of gas main pipe, 75,000 feet of yard lines, 850 meters, storage tanks with a combined capacity of 156,000 gallons.

     The Agreements with amendments are attached as Exhibits 10.1, 10.2 and 10.3.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On November 1, 2004, we issued James Blackwell, P.E. 574,712 Tidelands Oil & Gas common shares in a stock purchase transaction where we acquired 500 shares of Sonterra Energy Corporation. The transaction was valued at $120,689.

     On October 1, 2004, we authorized the issuance to Impact International, LLC of 500,000 shares of common stock valued at $110,000 in a cashless exercise of their common stock warrants.

     We relied on Section 4(2) and Regulation S as the securities transaction exemption afforded by the Securities Act of 1933, as amended.

Item 8.01         Other Events

     On October 1, 2004, we organized a Texas corporation called Sonterra Energy Corporation. Michael Ward was the incorporator. On October 1, 2004, Sonterra issued 500 shares of common stock to Tidelands Oil & Gas Corporation and 500 shares to James Blackwell, P.E. Sonterra was organized for the purpose of acquiring the assets of Oneok Propane Distribution Company, a division of Oneok Propane Company, a Delaware corporation. Tidelands funded Sonterra with Two Million ($2,000,000) for the purpose of acquiring the Oneok assets. In connection with the purchase of the Oneok assets, James Blackwell sold his 500 Sonterra shares to Tidelands in exchange for 574,712 Tideland's shares. Sonterra is now a wholly owned subsidiary of Tidelands.

Item 9.01 Financial Statements and Exhibits

     (a) Financial statements of businesses acquired. We intend to file the required financial information within the time specified.

     (b) Pro forma financial information. We intend to file the required financial information within the time specified.

     (c)  Exhibits.

     Exhibit Number             Description

          3.0       Articles of Incorporation for Sonterra Energy Corporation

          3.1      By Laws for Sonterra Energy Corporation

          10.1 Amendment No. 2 to the Asset Purchase and Sale and between Sonterra Energy Corporation and Oneok Propane Distribution Company.

          10.2 Amendment No. 1 to the Asset Purchase and Sale and between Sonterra Energy Corporation and Oneok Propane Distribution Company.

          10.3 Asset Purchase and Sale Agreement by and between Sonterra Energy Corporation and Oneok Propane Distribution Company.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TIDELANDS OIL & GAS CORPORATION
Dated: November 10, 2004


                                                 /s/ Michael Ward
                                                 ----------------
                                                 By: Michael Ward
                                                 Title: President